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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 2, 2004 relating to the financial statements of Limited Liability Company Geoilbent, which appears as
Schedule III in Harvest Natural Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.


ZAO PricewaterhouseCoopers Audit

Moscow, Russia
May 25, 2004